J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 18, 2017

to the Statement of Additional Information dated March 1, 2017

Effective immediately, the JPMorgan Global Allocation Fund’s Statement of Additional Information is modified, as described below, to allow the Fund to operate as an underlying fund for certain funds.

A new subsection (3) is added under the “Investment Policies — Non-Fundamental Investment Policies” as follows:

(3)	The Global Allocation Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-GAL-717